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                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                     Form 8-K

                 Current Report Pursuant to Section 13 or 15(d) of
                        The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 26, 2005
                                                            ------------

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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                 (Exact name of registrant specified in Charter)


         Delaware                 333-121605                  13-3416059
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     (State or other              (Commission               (IRS Employer
     jurisdiction of              File Number)            Identification No.)
      incorporation)


                  250 Vesey Street
        4 World Financial Center 28th Floor
                 New York, New York                             10080
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      (Address of principal executive offices)                 Zip Code


           Registrant's telephone, including area code: (212) 449-0357


                                    No Change
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         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01.  Other Events.
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      Filing of Legality Opinion
      --------------------------

      Attached as Exhibit 99.1 is the opinion of Dechert LLP with respect to legality of the First Franklin Mortgage Loan Trust, Series 2005-FF6, Mortgage Loan Asset-Backed Certificates.



ITEM 9.01.  Financial Statements; Pro Forma Information and Exhibits.
            ---------------------------------------------------------

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits:


            Exhibit No.                   Description
            -----------                   ------------

            (99.1)                        Legal Opinion
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                    By:    /s/ Matthew Whalen
                                           ------------------
                                    Name:  Matthew Whalen
                                    Title: President

Date: May 26, 2005
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                                   EXHIBIT INDEX

Exhibit No.                 Description               Page No.
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99.1                        Legal Opinion